EXHIBIT 32.1
CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     In connection with the accompanying Quarterly Report on Form 10-Q of Odimo Incorporated for the fiscal quarter ended March 31, 2008, I, Amerisa Kornblum, Chief Executive Officer and Chief Financial Officer of Odimo Incorporated, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)     such Quarterly Report on Form 10-Q of Odimo Incorporated for the fiscal quarter ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)     the information contained in such Quarterly Report on Form 10-Q of Odimo Incorporated for the fiscal quarter ended March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of Odimo Incorporated at the dates and for the periods indicated.
     This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: May 14, 2008	/s/ Amerisa Kornblum
Amerisa Kornblum
Chief Executive Officer (Principal Executive Officer)